===============================================================================================================
                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): May 11, 2006

                                             EDISON INTERNATIONAL
                            (Exact name of registrant as specified in its charter)

             CALIFORNIA                    001-9936                        95-4137452
    (State or other jurisdiction          (Commission                   (I.R.S. Employer
          of incorporation)              File Number)                  Identification No.)

                                           2244 Walnut Grove Avenue
                                                (P.O. Box 800)
                                          Rosemead, California 91770
                         (Address of principal executive offices, including zip code)

                                                 626-302-2222
                             (Registrant's telephone number, including area code)

===============================================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
===============================================================================================================

        This current report and its exhibit include forward-looking statements. Edison International based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances.
These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International. Edison International has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's Annual Report on Form 10-K for the year ended December 31, 2005, and subsequent Quarterly Reports on Form 10-Q.

Item 8.01    Other Events

General Rate Case Decision

        On May 11, 2006, the California Public Utilities Commission (CPUC) issued a final decision in Southern
California Edison Company's (SCE) 2006 general rate case. SCE is a subsidiary of Edison
International.  The general rate case decision authorized a base rate increase above currently-authorized rates of approximately $134 million for 2006.  The increase authorized by the CPUC is $274 million above currently-authorized rates, but SCE will offset $140 million of this increase through a one-time credit from an existing balancing account.  The CPUC also authorized increases of $74 million in 2007, and
$104 million in 2008.  The decision substantially approved SCE's request to continue its capital investment program for the infrastructure replacement and expansion.

        The decision is retroactive to January 12, 2006, when the decision was initially forecasted to be rendered.
The balance in the account established to record the recovery of the authorized rate increase since that date will be recovered in rates over the next 12 months.

                                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EDISON INTERNATIONAL
                                                        (Registrant)

                                               /s/ Linda G. Sullivan
                                               ----------------------------------------
                                               Linda G. Sullivan
                                               Vice President and Controller

Date:  May 15, 2006